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                                                                    Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



            As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 27, 1999 on the financial statements of NETCOM On-Line Communication Services, Inc. Domestic Subscriber Operations, included in this Form 8-K, into MindSpring Enterprises, Inc.'s previously filed Registration Statements No. 333-17807 and No. 333-44411.

/s/ Arthur Andersen LLP
Atlanta, Georgia
February 23, 1999